EXHIBIT 99.1

          Computational Materials and/or ABS Term Sheet.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

STATEMENT REGARDING CBO PRICING

The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.

 BEAR                     FASTrader                           11/23/2004 16:48
STEARNS                                                               kingsley
                       CWMBS-0428R A3 (A-3)                         Page 1 of 2

--------------------------------------------------------------------------
                             AK1104-0428R A3 (A-3)
--------------------------------------------------------------------------
Dated Date:                      11/1/04                    Pricing
Trade Date:                      1/1/01                   WAC:           .00
Settle Date:                     11/30/04                 WAM:           .00
Date of 1st CF:                  12/25/04                 Type:
Pmts Per Year:                                            Collateral
Manager:                         BEARS            Cumulative Prepayment
Face:                            257,440,204.00
Speed Assumpt.:
-------------------------------
    Monthly Prepayment
      Date PSA  CPR
--------------------------------------------------------------------------
                                 Deal Comments
--------------------------------------------------------------------------
                                Tranche Details

Des:                  A3              P-Des:               A3
Cusip:                                Description:         SENIOR
Orig. Bal:            9,250,000.00    Current Bal:         9,250,000.00
Factor:               1.00            As of:               1/1/01
Coupon:               5.50            Cpn Mult.:
Cap:                                  Floor.:

Last Reset:           1/1/01          Next Reset:          1/1/01
Delay Days:           24              Stated Mat:
Current Pac:                          Original Pac:
S&P:                                  Fitch:
Moody:                                Duff:
Curr. Min. Pac:                       Curr. Max. Pac:
Orig. Min. Pac:       8 PSA           Orig. Max. Pac:      20 PSA
--------------------------------------------------------------------------
                                Coupon Formulas
                                    Formula
------------------------------------------------------------------------------
USD Swap 1mo    3mo    6mo     1yr    2yr    3yr     4yr   5yr     6yr    7yr
        2.18   2.38   2.59    2.93    3.34   3.58    3.78  3.97    4.12   4.26
USD Swap 8yr    9yr    10yr    11yr   12yr   13yr    14yr  15yr    20yr   30yr
        4.37   4.48   4.58    4.66    4.74   4.80    4.86  4.92    5.10   5.18
------------------------------------------------------------------------------


Settlement Date: 11/30/2004  Valuation Date: 11/23/2004  Yield Curve: USD Swap

------------------------------------------------------------------------------
                                    Results
------------------------------------------------------------------------------
        1M_LIB           2.18000  2.18000      2.18000    2.18000    2.18000
        Prepay           0% PSA   100% PSA     300% PSA   400% PSA   500% PSA
------------------------------------------------------------------------------
Price   96.250   Yield     5.81     5.82         5.96       6.15       6.35
Price   96.375   Yield     5.80     5.82         5.94       6.13       6.32
Price   96.500   Yield     5.79     5.81         5.93       6.11       6.29
Price   96.625   Yield     5.78     5.80         5.91       6.09       6.26
Price   96.750   Yield     5.78     5.79         5.90       6.07       6.23
Price   96.875   Yield     5.77     5.78         5.88       6.04       6.20
Price   97.000   Yield     5.76     5.77         5.87       6.02       6.17
------------------------------------------------------------------------------

                    -----------------------------------------------------
                    Security               % of Orig. Bal   Face Value
                    -----------------------------------------------------
                    AK1104-0428R A3 (A-3)  100.00           9,250,000.00
                    -----------------------------------------------------


                                                This information should be considered only after
                                                reading Bear Stearns' Statement Regarding Assumptions
F.A.S.T                                         as to Securities, Pricing Estimates, and Other
---------------------------------------------   Information ("the Statement"), which should be
Financial Analytics & Structured Transactions   attached. Do not use or rely on this information if you
                                                have not received and reviewed the Statement. You may
                                                obtain a copy of the Statement from your sales
                                                representative.

 BEAR                     FASTrader                           11/23/2004 16:48
STEARNS                                                               kingsley
                      AK1104-0428R A3 (A-3)                        Page 2 of 2

Global Assumptions
Settlement Date : 30-Nov-2004
Pricing Date : 23-Nov-2004
Use Issue WAM/WAC
Multiple
-------------------------------------------------------------------------------
USD Swap 1mo    3mo     6mo    1yr    2yr    3yr    4yr    5yr    6yr     7yr
         2.180  2.380   2.591  2.934  3.341  3.579  3.783  3.967  4.124   4.258
USD Swap 8yr    9yr     10yr   11yr   12yr   13yr   14yr   15yr   20yr    30yr
         4.375  4.479   4.575  4.658  4.740  4.802  4.863  4.925  5.097   5.183
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Specific Parameters
-------------------------------------------------------------------------------
             Scenario         Prepay           1M_LIB
             ----------------------------------------
                1           0.000000 PSA      2.18000
                2           100.000000 PSA    2.18000
                3           300.000000 PSA    2.18000
                4           400.000000 PSA    2.18000
                5           500.000000 PSA    2.18000

                                                This information should be considered only after
                                                reading Bear Stearns' Statement Regarding Assumptions
F.A.S.T                                         as to Securities, Pricing Estimates, and Other
---------------------------------------------   Information ("the Statement"), which should be
Financial Analytics & Structured Transactions   attached. Do not use or rely on this information if you
                                                have not received and reviewed the Statement. You may
                                                obtain a copy of the Statement from your sales
                                                representative.

 BEAR                     FASTrader                           11/23/2004 16:51
STEARNS                                                               kingsley
                       CWMBS-0428R A4 (A-4)                         Page 1 of 2

--------------------------------------------------------------------------
                             AK1104-0428R A4 (A-4)
--------------------------------------------------------------------------
Dated Date:                      11/1/04                  Pricing
Trade Date:                      1/1/01                   WAC:           .00
Settle Date:                     11/30/04                 WAM:           .00
Date of 1st CF:                  12/25/04                 Type:
Pmts Per Year:                                            Collateral
Manager:                         BEARS            Cumulative Prepayment
Face:                            257,440,204.00
Speed Assumpt.:
-------------------------
     Monthly Prepayment
      Date    PSA   CPR
--------------------------------------------------------------------------
                                 Deal Comments
--------------------------------------------------------------------------
                                Tranche Details

          Des:              A4              P-Des:               A4
          Cusip:                            Description:         SENIOR
          Orig. Bal:        4,750,000.00    Current Bal:         4,750,000.00
          Factor:           1.00            As of:               1/1/01
          Coupon:           5.50            Cpn Mult.:
          Cap:                              Floor.:

          Last Reset:       1/1/01          Next Reset:          1/1/01
          Delay Days:       24              Stated Mat:
          Current Pac:                      Original Pac:
          S&P:                              Fitch:
          Moody:                            Duff:
          Curr. Min. Pac:                   Curr. Max. Pac:
          Orig. Min. Pac:   8 PSA           Orig. Max. Pac:      20 PSA
--------------------------------------------------------------------------
                                Coupon Formulas
                                    Formula
------------------------------------------------------------------------------
USD Swap 1mo    3mo      6mo     1yr   2yr    3yr    4yr   5yr    6yr    7yr
         2.18   2.38     2.59    2.93  3.34   3.58   3.78  3.97   4.12   4.26
USD Swap 8yr    9yr      10yr    11yr  12yr   13yr   14yr  15yr   20yr   30yr
         4.37   4.48     4.57    4.66  4.74   4.80   4.86  4.92   5.10   5.18
------------------------------------------------------------------------------



Settlement Date: 11/30/2004  Valuation Date: 11/23/2004  Yield Curve: USD Swap
------------------------------------------------------------------------------
                                    Results
------------------------------------------------------------------------------
       1M_LIB         2.18000   2.18000   2.18000   2.18000   2.18000
       Prepay          0% PSA  100% PSA  300% PSA  400% PSA  500% PSA
------------------------------------------------------------------------------
Price  95.625   Yield   5.86     5.87      5.96      6.13      6.42
Price  95.750   Yield   5.85     5.86      5.95      6.11      6.40
Price  95.875   Yield   5.84     5.85      5.93      6.10      6.37
Price  96.000   Yield   5.83     5.84      5.92      6.08      6.34
Price  96.125   Yield   5.82     5.83      5.91      6.06      6.31
Price  96.250   Yield   5.81     5.82      5.90      6.04      6.29
Price  96.375   Yield   5.80     5.81      5.88      6.02      6.26

          ----------------------------------------------------------
          Security                % of Orig. Bal       Face Value
          ----------------------------------------------------------
          AK1104-0428R A4 (A-4)   100.00               4,750,000.00
          ----------------------------------------------------------

                                                This information should be considered only after
                                                reading Bear Stearns' Statement Regarding Assumptions
F.A.S.T                                         as to Securities, Pricing Estimates, and Other
---------------------------------------------   Information ("the Statement"), which should be
Financial Analytics & Structured Transactions   attached. Do not use or rely on this information if you
                                                have not received and reviewed the Statement. You may
                                                obtain a copy of the Statement from your sales
                                                representative.

 BEAR                     FASTrader                           11/23/2004 16:51
STEARNS                                                               kingsley
                     AK1104-0428R A4 (A-4)                         Page 2 of 2

  Global Assumptions
Settlement Date : 30-Nov-2004
Pricing Date : 23-Nov-2004
Use Issue WAM/WAC
Multiple

------------------------------------------------------------------------------
USD Swap  1mo    3mo    6mo    1yr   2yr    3yr    4yr     5yr    6yr    7yr
          2.180  2.380  2.591  2.934 3.341  3.582  3.784   3.967  4.123  4.257
USD Swap  8yr    9yr    10yr   11yr  12yr   13yr   14yr    15yr   20yr   30yr
          4.373  4.477  4.574  4.656 4.739  4.800  4.862   4.923  5.096  5.183
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Specific Parameters
------------------------------------------------------------------------------
             Scenario    Prepay            1M_LIB
             ------------------------------------
             1           0.0000 PSA        2.18000
             2           100.0000 PSA      2.18000
             3           300.0000 PSA      2.18000
             4           400.0000 PSA      2.18000
             5           500.0000 PSA      2.18000




                                                This information should be considered only after
                                                reading Bear Stearns' Statement Regarding Assumptions
F.A.S.T                                         as to Securities, Pricing Estimates, and Other
---------------------------------------------   Information ("the Statement"), which should be
Financial Analytics & Structured Transactions   attached. Do not use or rely on this information if you
                                                have not received and reviewed the Statement. You may
                                                obtain a copy of the Statement from your sales
                                                representative.